UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lindblad Expeditions Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LINDBLAD EXPEDITIONS HOLDINGS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held virtually on June 10, 2020 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy, and Annual Report on Form 10-K are available at www.viewproxy.com/lindblad/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 2, 2019 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALlY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. To the Shareholders of LINDBLAD EXPEDITIONS HOLDINGS, INC. Notice is hereby given that the Annual Meeting of Shareholders of Lindblad Expeditions Holdings, Inc. will be held virtually on June 10, 2020 at 10:00 a.m. EDT for the following purposes:1. Election of Class B Directors and New Class A and Class C Directors 01 L. Dyson Dryden 02 John M. Fahey 03 Catherine B. Reynolds 04 Sarah Farrell 05 Thomas S. Smith Jr. 2. The approval, on an advisory basis, of the 2019 compensation of our named executive officers. 3. The ratification of the appointment of Marcum LLP as our independent registered certified public accounting firm for fiscal 2020. NOTE: The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1, and “FOR” Items 2 and 3. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods:INTERNET TELEPHONE E-MAIL To view your proxy materials online, go to http://www.viewproxy.com/lindblad/2020. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREErequests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below.

LINDBLAD EXPEDITIONS HOLDINGS, INC. HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2020 Annual Meeting of Stockholders of Lindblad Expeditions Holdings, Inc. will be held virtually on June 10, 2020 at 10:00 A.M. EDT. As a Registered Holder, you may attend the Annual Meeting by first registering at http://www.viewproxy.com/lindblad/2020 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. EDT on June 7, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/lindblad/2020/vm using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “About the Meeting - What do I need to do to virtually attend the annual meeting via live audio webcast?”PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you to review: • The Company’s 2019 Annual Report to Stockholders • The Company’s 2020 Proxy StatementHOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/lindblad/2020Request and Receive a Paper or E-Mail Copy:By Internet: http://www.viewproxy.com/lindblad/2020By Telephone: 1-877-777-2857 TOLL FREEBy E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.VOTING METHODSVia Internet Prior to the Annual Meeting: Go to http://www.AALVote.com/LIND. Have your 11-digit control number available and follow the prompts.Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.Via Internet During the Annual Meeting: Go to http://www.viewproxy.com/lindblad/2020/vm. Have your 11-digit control number available and follow the prompts.Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.